J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund
(All Share Classes)

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
(All Share Classes)

Supplement dated May 24, 2010 to the Statement of Additional Information dated July 1, 2009, as supplemented July 15, 2009 (“SAI”), and the Statement of Additional Information dated May 7, 2010 for Eagle Class Shares of the JPMorgan Prime Money Market Fund and JPMorgan Tax Free Money Market Fund (“Eagle SAI”)

Effective May 28, 2010, the SAI Part I is hereby revised as follows:

The following hereby replaces restriction (4) of the subsection “Non-Fundamental Investment Restrictions” in the “Investment Restrictions of Funds that Are Series of JPMT I” section:

(4)	Each Fund may not invest more than 5% of its net assets in illiquid securities.

The following is hereby added at the end of the subsection “Fundamental Investment Restrictions” in the “Investment Restrictions of Funds that Are Series of JPMT II” section:

The Ohio Municipal Money Market Fund may not:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The following hereby replaces restriction (1) of the subsection “Non-Fundamental Investment Restrictions” in the “Investment Restrictions of Funds that Are Series of JPMT II” in the “Fundamental Investment Restrictions” section:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 5% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

SUP-SAI-MMKT-510

Effective May 28, 2010, the Eagle SAI Part I is hereby revised as follows:

The following hereby replaces policy (4) of the subsection “Non-Fundamental Investment Policies” in the “Investment Policies of the Funds” section:

(4)	Each Fund may not invest more than 5% of its net assets in illiquid securities.

Effective May 28, 2010, Part I of the SAI and Part I of the Eagle SAI are hereby revised as follows:

The following hereby replaces the first sentence of the subsection “Limitations on the Use of Repurchase Agreements” in the section “ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES”:

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act (except that 5b-3(c)(1)(iv)(C) and (D) shall not apply), which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Further in accordance with the provisions of Rule 2a-7 under the 1940 Act, the Adviser evaluates the creditworthiness of each counterparty.

Effective May 28, 2010, Part II of the SAI and Part II of the Eagle SAI are hereby revised as follows:

The following hereby replaces the subsection “Limitations on the Use of Variable and Floating Rate Notes” in the section “Variable and Floating Rate Instruments”:

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets (5% for the J.P. Morgan Funds which are money market funds (the “Money Market Funds”)) only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures (except, with regard to the Money Market Funds, as provided under Rule 2a-7). If not rated, such instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

The following hereby replaces the first sentence of the subsection “Liquidity Risk” in the section “Loan Assignments and Participations”:

Although the Funds limit their investments in illiquid securities to no more than 15% (5% for the Money Market Funds) of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid.

The following hereby replaces the first sentence of the second paragraph in the section “Repurchase Agreements”:

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act (except that Rule 5b-3(c)(1)(iv)(C) or (D) of the 1940 Act shall not apply for the Money Market Funds), which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. With respect to the Money Market Funds, in accordance with Rule 2a-7 under the 1940 Act, the Adviser evaluates the creditworthiness of each counterparty.

The following hereby replaces the fourth sentence of the second paragraph in the section “Short-Term Funding Agreements”:

To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets (5% for the Money Market Funds) will be invested in short-term funding agreements and other illiquid securities.

The following hereby replaces the fourth sentence of the second paragraph in the section “Structured Investments”:

The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets (5% for the Money Market Funds), when combined with all other illiquid investments of each Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE